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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                January 23, 2002




                          IMCLONE SYSTEMS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)





       Delaware                     0-19612                    04-2834797
(State of incorporation      (Commission File Number)       (I.R.S. Employer
   or organization)                                        Identification No.)




                          180 Varick Street, 6th Floor,
                            New York, New York 10014
    (Address, including zip code of Registrant's principal executive offices)



       Registrant's telephone number, including area code: (212) 645-1405



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Item 5.   Other Events


     On January 23, 2002, Mr. Peter G. Peterson resigned from the Board of Directors of ImClone Systems Incorporated.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Imclone Systems Incorporated


                                   By: /s/ John B. Landes
                                       ----------------------------------------
                                        Name:  John B. Landes
                                        Title: Senior Vice President, Legal and
                                               General Counsel


Date: January 25, 2002





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